UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)          May 17, 2004

TELEFLEX INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code          (610) 948-5100

(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE DATED MAY 17, 2004
PRESS RELEASE DATED MAY 17, 2004

Item 5. Other Events and Regulation FD Disclosure.

     On May 17, 2004, Teleflex Incorporated and NHK Spring Co. Ltd., Yokohama, Japan, issued a press release announcing that NHK has acquired all of the shares of Teleflex-NHK Automotive Co., Ltd., a joint venture formed by Teleflex and NHK in January 2002. The foregoing summary is subject to the full text of the press release, which is attached to this Report as Exhibit 99.1 and incorporated herein by reference.

     On May 17, 2004, Teleflex Incorporated announced that it has agreed to acquire Hudson Respiratory Care, Inc. from entities controlled by Freeman Spoglie & Co. and management in a cash transaction valued at $460 million including the net present value of future tax benefits exceeding $60 million. The foregoing summary is subject to the full text of the press release, which is attached to this Report as Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

99.1	Press Release dated May 17, 2004

99.2	Press Release dated May 17, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2004	TELEFLEX INCORPORATED

	By:	/s/

Name: Joan W. Schwartz
Title: Associate General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release dated May 17, 2004
99.2	Press Release dated May 17, 2004